                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-23950, 33-70284, 333-03081 and 333-03083 of Max & Erma's Restaurants, Inc. on
Form S-8 of our report dated December 10, 1999 incorporated by reference in this Annual Report on Form 10-K of Max & Erma's Restaurants, Inc. for the year ended October 31, 1999.


DELOITTE & TOUCHE LLP

Columbus, Ohio
January 18, 2000